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                                                             EXHIBIT 10.8


                                                             OPTION NO.: _______

                                ENTERWORKS, INC.
                            2000 STOCK INCENTIVE PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT


        Enterworks, Inc., a Delaware corporation (the "Company"), hereby grants an option to purchase shares of its common stock, par value $.01, (the "Stock") to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the Company's 2000 Stock Incentive Plan (the "Plan").

Grant Date:  __________________, 200_

Name of Optionee:  _________________________________________________

Optionee's Social Security Number:  _____-____-_____

Number of Shares Covered by Option:  ______________

Exercise Price per Share:  $_____.___

Vesting Start Date: _________________, ____

        BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED. YOU ACKNOWLEDGE THAT YOU HAVE CAREFULLY REVIEWED THE PLAN, AND AGREE THAT THE PLAN WILL CONTROL IN THE EVENT ANY PROVISION OF THIS AGREEMENT SHOULD APPEAR TO BE INCONSISTENT.

Optionee:
          ---------------------------------------------------------
                                   (Signature)

Company:
          ---------------------------------------------------------
                                   (Signature)

               Title:
                       --------------------------------------------

Attachment

        This is not a stock certificate or a negotiable instrument.


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                                ENTERWORKS, INC.
                            2000 STOCK INCENTIVE PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT


 NONSTATUTORY STOCK OPTION      This option is not intended to be an incentive
                                stock option under Section 422 of the Internal
                                Revenue Code and will be
                                interpreted accordingly.

 VESTING This option is only exercisable before it expires and then only with respect to the vested portion of the option. Subject to the preceding sentence, you may exercise this option, in whole or in part, to purchase a whole number of vested shares not less than 100 shares, unless the number of shares purchased is the total number available for purchase under the option, by following the procedures set forth in the Plan and below in this Agreement.

                                Your right to purchase shares of Stock under this option vests as to one-fourth (1/4) of the total number of shares covered by this option, as shown on the cover sheet, on the one-year anniversary of the Vesting Start Date ("Anniversary Date"), provided you then continue in Service. Thereafter, for each such vesting date that you remain in Service the number of shares of Stock which you may purchase under this option shall vest at the rate of 6 1/4% (six and one-fourth percent) per calendar quarter (which begin January, April, July and October) as of the first day of each calendar quarter following the Anniversary Date. The resulting aggregate number of vested shares will be rounded to the nearest whole number, and you cannot vest in more than the number of shares covered by this option. Section 15 of the Plan contains a description of certain events involving a Change of Control which may cause vesting of your Option to accelerate.

                                No additional shares of Stock will vest after your Service has terminated for any reason.

 TERM Your option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Option Grant, as shown on the cover sheet. Your option will expire earlier if your Service terminates, as described below.

 REGULAR TERMINATION            If your Service terminates for any reason, other
                                than death, Disability or Cause, then your option will expire at the close of business at Company headquarters on the 90th day after your termination date.

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 TERMINATION FOR                If your Service is terminated for Cause or you
 CAUSE OR RESIGNATION           resign, then you shall immediately forfeit all
                                rights to your option and the option shall immediately expire.

 DEATH If your Service terminates because of your death, then your option will expire at the close of business at Company headquarters on the date twelve (12) months after the date of death. During that twelve month period, your estate or heirs may exercise the vested portion of your option.

                                In addition, if you die during the 90-day period described in connection with a regular termination (i.e., a termination of your Service not on account of your death, Disability or Cause), and a vested portion of your option has not yet been exercised, then your option will instead expire on the date twelve (12) months after your termination date. In such a case, during the period following your death up to the date twelve (12) months after your termination date, your estate or heirs may exercise the vested portion of your option.

 DISABILITY                     If your Service terminates because of your
                                Disability, then your option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination date.

 LEAVES OF ABSENCE              For purposes of this option, your Service does
                                not terminate when you go on a bona fide employee leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, your Service will be treated as terminating 90 days after you went on employee leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends unless you immediately return to active employee work.

                                The Company determines, in its sole discretion, which leaves count for this purpose, and when your Service terminates for all purpose under the Plan.

 NOTICE OF EXERCISE             When you wish to exercise this option, you must
                                notify the Company by filing the proper "Notice of Exercise" form at the address given on the form. Your notice must specify how many shares you wish to purchase (in a parcel of at least
                                100 shares generally). Your notice must also specify how your shares of Stock should be registered (in your name only or in your and your spouse's names as joint tenants with right of survivorship).

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                                The notice will be effective when it is received
                                by the Company.

                                If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

 FORM OF PAYMENT                When you submit your notice of exercise, you
                                must include payment of the option price for the shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                                -   Cash, your personal check, a cashier's
                                    check, a money order or another cash
                                    equivalent acceptable to the Company.

                                -   Shares of Stock which have already been
                                    owned by you for more than six months and which are surrendered to the Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option price.

                                - To the extent a public market for the Stock exists as determined by the Company, by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and any withholding taxes.

 WITHHOLDING TAXES              You will not be allowed to exercise this option
                                unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or sale of Stock acquired under this option. In the event that the Company determines that any federal, state, local or foreign tax or withholding payment is required relating to the exercise or sale of shares arising from this grant, the Company shall have the right to require such payments from you, or withhold such amounts from other payments due to you from the Company or any Affiliate.

 TRANSFER OF OPTION             During your lifetime, only you (or, in the event
                                of your legal incapacity or incompetency, your guardian or legal representative) may exercise the Option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or it may be transferred upon your death by the laws of descent and

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                                distribution.

                                Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse, nor is the Company obligated to recognize your spouse's interest in your option in any other way.

 MARKET STAND-OFF               In connection with any underwritten public
 AGREEMENT                      offering by the Company of its equity securities
                                pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares of Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or the underwriters (not to exceed 180 days in length).

 INVESTMENT REPRESENTATION      If the sale of Stock under the Plan is not
                                registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Stock being acquired upon exercise of this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

 THE COMPANY'S RIGHT OF         In the event that you propose to sell, pledge or
 FIRST REFUSAL                  otherwise transfer to a third party any Stock
                                acquired under this Agreement, or any interest in such Stock, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such shares of Stock. If you desire to transfer Stock acquired under this Agreement, you must give a written "Transfer
                                Notice" to the Company describing fully the proposed transfer, including the number of shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee.

                                The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the shares. The Company shall have the right to purchase all, and not less than all, of the shares of Stock on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of

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                                exercise of the Right of First Refusal within
                                thirty (30) days after the date when the Transfer Notice was received by the Company.

                                If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Stock subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Stock on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Stock was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Stock with lawful money equal to the present value of the consideration described in the Transfer Notice.

                                In the case of any purchase of Stock under this Right of First Refusal, at the option of the Company, the Company may pay you the purchase price in three or fewer annual installments. Interest shall be credited on the installments at the applicable federal rate (as determined for purposes of Section 1274 of the Code) in effect on the date on which the purchase is made. The Company shall pay at least one-third of the total purchase price each year, plus interest on the unpaid balance, with the first payment being made on or before the 60th day after the purchase.

                                The Company's rights under this subsection shall be freely assignable, in whole or in part, shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the shares of Stock.

                                The Company's Right of First Refusal shall terminate in the event that Stock is listed on an established national or regional stock exchange, is admitted for quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded in an established securities market.

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 RIGHT TO REPURCHASE            Following termination of your Service for any
                                reason, the Company shall have the right to purchase all of those shares of Stock that you have or will acquire under this option. If the Company exercises its right to purchase such shares, the purchase price shall be the Fair Market Value of those shares on the date of termination of Service. The Company will notify you of its intention to purchase such shares, and will consummate the purchase within 90 days of your termination of Service or, in the case of Stock acquired after your termination of Service, within 90 days of the date of exercise. The Company's rights of repurchase shall terminate in the event that Stock is listed on an established stock national or regional exchange, is admitted for quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded in an established securities market.

 RETENTION RIGHTS               Your option or this Agreement do not give you
                                the right to be retained by the Company (or any Parent, Subsidiaries or Affiliates) in any capacity. The Company (and any Parent,
                                Subsidiaries or Affiliates) reserve the right to terminate your Service at any time and for any reason.

 SHAREHOLDER RIGHTS             You, or your estate or heirs, have no rights as
                                a shareholder of the Company until a certificate for your option's shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

 FORFEITURE OF RIGHTS           If you should take actions in competition with
                                the Company, the Company shall have the right to cause a forfeiture of your rights, including, but not limited to, the right to cause you to forfeit: (i) any outstanding Option, and (ii) any gain recognized by you upon the exercise of an Option during the period commencing twelve
                                (12) months prior to your termination of Service with the Company due to taking actions in competition with the Company and ending twelve
                                (12) months following such termination of Service. Unless otherwise specified in an employment or other agreement between the Company and you, you take actions in competition with the Company if you directly or indirectly, own, manage, operate, join or control, or participate in the ownership, management, operation or control of, or are a proprietor, director, officer, member, partner or an employee or agent of, or a consultant to any business, firm, corporation, partnership or other entity which competes with any business in which the Company or any of its Affiliates is engaged during your employment or other relationship with the Company or its Affiliates or at the time of your termination of

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                                Service.

 ADJUSTMENTS                    In the event of a stock split, a stock dividend
                                or a similar change in the Company stock, the number of shares covered by this option and the exercise price per Share may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan. Your option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

 LEGENDS All certificates representing the Stock issued upon exercise of this option shall, where applicable, have endorsed thereon the following legends:

                                   "THE SHARES REPRESENTED BY THIS CERTIFICATE
                                   ARE SUBJECT TO CERTAIN RESTRICTIONS ON
                                   TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES
                                   SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE."

                                   "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN
                                   REGISTERED UNDER THE SECURITIES ACT OF 1933,
                                   AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR
                                   OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE
                                   REGISTRATION THEREOF UNDER SUCH ACT OR AN
                                   OPINION OF COUNSEL, SATISFACTORY TO THE
                                   COMPANY AND ITS COUNSEL, THAT SUCH
                                   REGISTRATION IS NOT REQUIRED."

 APPLICABLE LAW                 This Agreement will be interpreted and enforced
                                under the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

 THE PLAN The text of the Plan is incorporated in this Agreement by reference. CERTAIN CAPITALIZED TERMS USED IN THIS AGREEMENT ARE DEFINED IN THE PLAN, AND HAVE THE MEANING SET FORTH IN THE PLAN.

                                This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior

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                                agreements, commitments or negotiations
                                concerning this option are superseded

 OTHER AGREEMENTS               YOU AGREE, AS A CONDITION OF THE GRANT OF THIS
                                OPTION, THAT IN CONNECTION WITH THE EXERCISE OF
                                THE OPTION, YOU WILL EXECUTE SUCH DOCUMENT(s) AS
                                NECESSARY TO BECOME A PARTY TO ANY SHAREHOLDER
                                AGREEMENT OR VOTING TRUST AS THE COMPANY MAY
                                REQUIRE.



           BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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